UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:

                        |_| Preliminary Proxy Statement.
        |_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                               RULE 14a-6(e)(2)).
                         |X| Definitive Proxy Statement.
                      |_| Definitive Additional Materials.
             |_| Soliciting Material Pursuant to Section 240.14a-12

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (check the appropriate box):

                              |X| No fee required.

  |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

COMMUNITY BANK SHARES OF INDIANA, INC.

                                        April 12, 2004

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Community Bank Shares of Indiana, Inc. The meeting will be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 18, 2004 at 1:00 p.m., Eastern Daylight Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

      A buffet lunch will be served from 11:30 a.m. until 12:45 p.m., in the meeting room, so please plan on joining us for something to eat before the meeting begins.

      It is important that your shares be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will ensure that your vote is counted if you are unable to attend.

      Your continued support of and interest in Community Bank Shares of Indiana, Inc., is greatly appreciated.

                                        Sincerely,

                                        /s/ James D. Rickard

                                        James D. Rickard
                                        President and Chief Executive Officer

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                             101 West Spring Street
                            New Albany, Indiana 47150
                                 (812) 944-2224

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 18, 2004

--------------------------------------------------------------------------------

      Community Bank Shares of Indiana, Inc. will hold its Annual Meeting of Stockholders at the Koetter Woodworking Forest Discovery Center, which is located at 533 Louis Smith Road, Starlight, Indiana, 47106, on Tuesday, May 18, 2004, at 1:00 p.m., Eastern Daylight time. The purposes of the Annual Meeting are:

      (1)   To elect two directors for three-year terms;

      (2) To ratify the appointment by the Board of Directors of Crowe Chizek and Company LLC, as the Company's independent auditors for the fiscal year ending December 31, 2004; and

      (3) To transact such other business as may properly come before the meeting or any adjournment of the meeting. Management is not aware of any other such business.

      Stockholders of record at the close of business on March 12, 2004 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Pamela P. Echols

                                        Pamela P. Echols
                                        Secretary

New Albany, Indiana
April 12, 2004

--------------------------------------------------------------------------------
It is important that your shares be represented at the Annual Meeting regardless of the number you own. Even if you plan to be present, please complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to its exercise.

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 18, 2004

      Our Annual Meeting of Stockholders will be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 18, 2004 at 1:00 p.m., Eastern Daylight Time.

      We are sending you this proxy statement because the Board of Directors of Community Bank Shares of Indiana, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement and accompanying proxy is first being mailed on or about April 12, 2004 to stockholders of record as of the close of business on March 12, 2004.

      As used in this proxy statement, the terms the "Company", "we" and "our" refer to Community Bank Shares of Indiana, Inc., an Indiana corporation.

                               VOTING INFORMATION

      Voting by proxy. Stockholders may vote at the Annual Meeting in person or by proxy. You can vote your shares by proxy by signing, dating and mailing the enclosed proxy card. If you use the enclosed proxy card to vote, your shares will be voted in accordance with the instructions you provide on the proxy card. If you sign and return the proxy card without providing contrary instructions, your proxy will be voted

      o for the nominees for director as described in this proxy statement, and

      o for the ratification of the appointment of Crowe Chizek and Company LLC as our independent accountants for 2004, and

      o to transact such other business as may properly come before the Annual Meeting, in accordance with the judgment of the persons appointed as proxies, though management is not aware of any such other business.

The proxies being solicited may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

      Revoking a proxy. You may revoke or change your proxy at any time before it is exercised by (i) filing with the Secretary of the Company written notice of revocation (Pamela P. Echols, Secretary, Community Bank Shares of Indiana, Inc., 101 W. Spring Street, New Albany, Indiana 47150); (ii) submitting to the Secretary, a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person.

      Voting rights. Only stockholders of record at the close of business on March 12, 2004 will be entitled to vote at the Annual Meeting. On March 12, 2004, there were approximately 2,385,696 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

      Quorum and votes required. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The two nominees receiving the most votes will be elected directors. The proposal to ratify the appointment of the Company's independent auditors will be approved if the votes cast for the proposal exceed the votes cast against the proposal at the Annual Meeting.

      Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and, thus, will have no effect on the vote for the election of directors or to ratify the appointment of our independent auditors.

                  INFORMATION ABOUT THE NOMINEES FOR DIRECTOR,
                        DIRECTORS AND EXECUTIVE OFFICERS

Robert J. Koetter, Sr. is retiring from the Board of Directors of the Company and of our subsidiary bank, Community Bank of Southern Indiana ("Community Bank") as of May 18, 2004. Mr. Koetter has served on the Board of Directors since the Company's formation in 1994, having previously served as a director of Community Bank Shares, MHC from its formation in 1991. He has served as a director of Community Bank since 1990. The Company appreciates Mr. Koetter's many years of dedicated service to the Company and to the Bank. With Mr. Koetter's retirement, the size of the Board of Directors will become nine.

Election of Directors

      Our Articles of Incorporation provide for a classified Board of Directors. The Board of Directors is divided into three classes which are as equal in number as possible. The directors in each class serve for a term of three years, and one class is elected annually. At the Annual Meeting, you will be asked to elect two directors for a term to expire at the Annual Meeting of Stockholders to be held in 2007.

      Gary L. Libs and Kerry M. Stemler are currently serving as directors in the class whose term expires at the Annual Meeting, and they have been nominated for election as directors at the Annual Meeting for a term extending until our 2007 annual stockholders' meeting. Each of the nominees has agreed to serve as a director if elected. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of these nominees. If any of them should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies may vote for a replacement nominee recommended by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

Nominees and Directors

      The following biographies show the age and principal occupations during the past five years of each of the nominees for director and each director whose term continues beyond the Annual Meeting. The biographies also show any directorships held with any other public company or any registered investment company, and tenure as a director of our subsidiary banks. Ages are shown as of March 12, 2004.

      Each of the directors, except George M. Ballard, is also a director of Community Bank. Mr. Ballard also serves as a director on Community Bank's Nelson County Business Development Board.

           Nominees for Director for Three-Year Terms Expiring in 2007

Gary L. Libs (Age 52)

> Director of the Company since its formation in 1994, having previously served as a director of Community Bank Shares, MHC from its formation in 1991.

      > Director (since 1989) and Chairman of the Board (since May, 2002) of Community Bank.

> President, Chief Executive Officer, and owner of Libs Paving Co., Inc., Floyds Knobs, Indiana since 1972.

Kerry M. Stemler (Age 46)

>     Director of the Company since 1997.

      >     Director of Community Bank since 1994.

> President and sole owner of KM Stemler Co., Inc., a construction company, located in New Albany, Indiana, since 1981.

> Partial owner of KM Stemler Trucking, Inc., which is located in New Albany, Indiana.

> Partial owner of Broadway Properties, LLC, a commercial real estate company located in Southern Indiana.

The Board of Directors recommends that you vote FOR the election of the nominees for director.

             Members of the Board of Directors Continuing in Office

                      Directors Whose Terms Expire in 2005

George M. Ballard (Age 56)

>     Director of the Company since 2001.

      > Served as a director of Community Bank of Kentucky until its merger with Community Bank of Southern Indiana in 2003. Currently serves on the Community Bank Nelson County Business Development Board.

> Vice President and partial owner of TEBCO, Inc., a farming and real estate partnership, since 1971.

> President and partial owner of Ballard Brothers, Inc., a farming and real estate partnership, since 1998.

> President and partial owner of Culpepper VII, LLC, a farming and real estate partnership, since April, 2002.

Dale L. Orem (Age 65)

>     Director of the Company since 1997.

      > Served as a Director and Chairman of the Board of Heritage Bank from its formation in 1996 until its merger with Community Bank of Southern Indiana in 2002 and currently serves as a Director and Vice Chairman of the Board of Community Bank of Southern Indiana.

>     Former mayor of Jeffersonville, Indiana.

>     Retired member of the officiating team for the National Football League.

>     Director, Integrity Capital Corp. of Indiana.

James D. Rickard (Age 50)

>     Director, President and Chief Executive Officer of the Company since 2000.

      > Director of Community Bank since 2000. Served as President of Community Bank from October, 2000 until March, 2002.

      > Served as a director of Community Bank of Kentucky from 2000 until its merger with Community Bank of Southern Indiana in 2003. Currently serves on the Community Bank Nelson County Business Development Board.

> Formerly Director, President and Chief Executive Officer of the Corbin, Kentucky office of Union Planters Bank (previously known as First National Bank of Corbin and Southeast Bancorp) from 1990 until 2000.

Steven R. Stemler (Age 43)

>     Director of the Company since 1997.

      > Director of Community Bank since 2002 having previously served as a Director of Heritage Bank from 1996 until 2002.

> President and partial owner of Stemler and Sons Plumbing, Inc., a plumbing supply business located in Jeffersonville, Indiana.

> Owner of Stemler Irrigation, an irrigation company located in Jeffersonville, Indiana.

                      Directors Whose Terms Expire in 2006

Gordon L. Huncilman (Age 47)

>     Director of the Company since 1997.

      >     Director of Community Bank since 1994.

> Associated with Bert R. Huncilman & Son, Inc., a manufacturing company located in New Albany, Indiana, since 1978, most recently as president and CEO, and is a partial owner of the company.

>     Director of Rauch, Inc., since September, 1997.

> Partial owner of Huncilman Enterprises, a real estate partnership, and Huncilman, Inc., an assembly firm, both of which are located in New Albany, Indiana.

James W. Robinson (Age 69)

> Director of the Company since its formation in 1994, having previously served as a director of Community Bank Shares, MHC from its formation in 1991.

      >     Director of Community Bank since 1987.

> Secretary, Director, and partial owner of Stemwood Corp., a veneer company located in New Albany, Indiana.

> Secretary, Director, and partial owner of NIEMCO Fabricators, Inc. of Louisville, Kentucky.

>     Partial owner of St. Louis Helicopters, LLC.

>     Partial owner of Rocket Man, Inc.

>     Partial owner of Caldwell Tanks, Inc., a water tank manufacturer.

Timothy T. Shea (Age 60)

> Director of the Company since its formation in 1994, having previously served as a director of Community Bank Shares, MHC from its formation in 1991.

      >     Director of Community Bank since 1986.

      > Served as a Director of Community Bank of Kentucky from 2002 until its merger with Community Bank of Southern Indiana in 2003. Currently serves on the Community Bank Nelson County Business Development Board.

> Formerly chief operating officer of Vermont American Corp., a manufacturer and marketer of power tool accessories and home storage products located in Louisville, Kentucky, retired May 1, 2001.

> Partner in Shea and Young, a real estate investment company located in New Albany, Indiana, since January, 1993.

      Kerry M. Stemler and Steven R. Stemler are cousins. As discussed at page 14, Mr. Rickard serves as our President and Chief Executive Officer pursuant to an employment agreement.

Board Meetings and Committees

      Regular meetings of the Board of Directors of the Company are held on a monthly basis. The Board of Directors of the Company held a total of 14 meetings during the year ended December 31, 2003. All of the directors attended at least 75% of all the meetings of the Company Board of Directors and the committees on which they served during the year ended December 31, 2003, with the exception of Robert Koetter, who attended 43%.

      The Board of Directors of the Company has a standing Executive Committee, Audit Committee and Compensation Committee. The following table shows the full board of directors* and the current membership of these Board committees:

                                  Executive          Audit          Compensation

George M. Ballard**                                    X
Gordon L. Huncilman**                                  X
Robert J. Koetter, Sr.**
Gary L. Libs**                      X                  X                   X
Dale L. Orem
James D. Rickard                    X
James W. Robinson**                                    X                   X
Timothy T. Shea**                   X                  X                   X
Kerry M. Stemler**                  X                  X                   X
Steven R. Stemler**                                    X

* As discussed below, the functions of a nominating committee have been performed by the full Board of Directors.

** Indicates directors who were determined to be independent under the definition of independence in the National Association of Securities Dealers (NASD) listing standards that apply to us until the Annual Meeting. The Board is still evaluating the directors as to independence under the new definition that will apply to us effective on the date of our Annual Meeting and will have the determination completed by that date. In determining the impact of a credit relationship on a director's independence, we presume that extensions of credit that comply with Regulation O are consistent with director independence.

      The Executive Committee has the authority to exercise the powers of the Board of Directors of the Company in the intervals between meetings of the Board and meets as necessary to oversee the business of the Company. The Executive Committee met 6 times in 2003.

      The Audit Committee of the Company serves in a dual capacity as the Audit Committee of the Company and of Community Bank of Southern Indiana. Five meetings of this Committee were held during 2003, with the Committee having met in Executive Session with Crowe Chizek during one of the meetings. The Board of Directors has adopted a written charter for the Audit Committee, which describes its functions and is attached hereto. These functions are also discussed below in the Report of the Audit Committee and under the heading "Ratification of Appointment of Auditors." The Audit Committee members for 2003 were Messrs. Robinson, Ballard, Huncilman, Libs, Shea, K. Stemler, and S. Stemler. All members of the Audit Committee are independent, under NASD listing standards that apply to us (and our audit committee members) until the Annual Meeting (Rule 4200 (a) (14). The Board of Directors are still evaluating the committee members as to independence under the new definition of independence that will apply to us (and to our Audit Committee members) effective on the date of our Annual Meeting and will have the determination completed by that date. The Board of Directors has determined that James W. Robinson is an audit committee financial expert as defined in Item 401 of Regulation S-K. In addition to overseeing the accounting and financial reporting processes of the Company and the audits of the Company's financial statements, and pre-approving all related party transactions, the Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee has established a toll free hotline through which confidential complaints may be made by employees regarding: illegal or fraudulent activity; questionable accounting, internal controls or auditing matters; conflicts of interest, dishonest or unethical conduct; disclosures in the Company's SEC reports, bank regulatory filings and other public disclosures that are not full, fair, accurate, timely and understandable; violations of the Community Bank of Southern Indiana Code of Ethics policy; and/or any other violations of laws, rules or regulations. Complaints submitted through this process are presented to the Audit Committee on a regular, periodic basis.

      The Compensation Committee is responsible for establishing the compensation and compensation policies for key executive officers. The Compensation Committee met 2 times in 2003. The second meeting was a reconvening of the first meeting.

      The Company has not established a nominating committee. Those functions are performed by the full Board of Directors, in accordance with Article VII.D of the Company's Articles of Incorporation, discussed below. The Board of Directors met one time in its capacity as the nominating committee during 2003. Each of the nominees named in this proxy statement that the Board of Directors intends to nominate for election at the Annual Meeting is currently serving as a director and has been recommended for reelection by the directors (both management and non-management). The Board of Directors will consider nominees recommended by stockholders. A stockholder desiring to submit such a recommendation to the Board of Directors should send written notice of the recommendation to the Secretary of the Company at the Company's principal executive offices. The Secretary will deliver all written notices of recommendation to the Chairman of the Board of Directors.

      Article VII.D. of our Articles of Incorporation contains the procedures that must be followed for nominations of directors. Nominations may be made by, or at the direction of, a majority of the Board of Directors or by a stockholder entitled to vote at the Annual Meeting.

      Because our Articles of Incorporation require nominations by the Board of Directors to be made by a majority of the Board, we believed it appropriate not to have a nominating committee. To date, we have not had a charter under which the Board acts when it performs the functions of a nominating committee. It has been our practice to consider first candidates who are existing directors when selecting nominees. The Board of Directors is in the process of developing procedures under which director nominations will be handled by independent directors and will have these procedures in place by May 18, 2004.

      To nominate a person for election as a director who is not being nominated by the Board of Directors, a stockholder must comply with the prior notice procedures contained in Article VII.D. of our Articles of Incorporation. These procedures are discussed at page 18 under the heading "Stockholder Proposals and Nominations".

Communications with Stockholders

      Aside from the procedural requirements set out in our Articles of Incorporation for stockholder nominations and proposals, the Company does not have a formal process for stockholders to send communications to the Board of Directors. As a community banking organization, the Board of Directors has not viewed it necessary to adopt a formal process; all directors are open to receiving communications from stockholders. Our Board of Directors welcomes communications from our stockholders. Stockholders may send communications to the Board of Directors, or to any director in particular, in care of our Secretary (Pamela P. Echols, Secretary, Community Bank Shares of Indiana, Inc., 101 W. Spring St., New Albany, Indiana 47150.) Any correspondence addressed to the Board of Directors, or to any director in particular, in care of our Secretary, is forwarded by us to the addressee, without review by management.

      While not a policy, it is our practice that directors attend the annual meeting of stockholders. At our 2003 Annual Meeting of Stockholders, all of the directors were in attendance except one, who was unable to attend due to an illness. (Nine directors attended.)

Report of the Audit Committee

      The Audit Committee of the Board of Directors has furnished the following report:

            The Audit Committee assists the Board in overseeing and monitoring the integrity of the Corporation's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. The Audit Committee will review and reassess the Charter annually and recommend any changes to the Board for approval.

            Management is responsible for the preparation of the Company's financial statements. The independent auditors are responsible for the audit of the financial statements. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2003, the Audit Committee:

            o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with management and Crowe Chizek and Company LLC, the Company's independent auditors at the time of the audit.

            o Discussed with Crowe Chizek and Company LLC the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct, scope and results of the audit; and

            o Received written disclosures and the letter from Crowe Chizek and Company LLC regarding its independence as required by Independence Standards Board Standard No. 1.

      The Audit Committee discussed with Crowe Chizek and Company LLC their independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee discussed with the independent auditors their audit plans, audit scope and identification of audit risks.

      Based on the Audit Committee's review of the audited financial statements and discussions with management and Crowe Chizek and Company LLC, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

      AUDIT COMMITTEE

        James W. Robinson, Chairman     Gordon L. Huncilman     Timothy T. Shea       Steven R. Stemler.
        George M. Ballard               Gary L. Libs            Kerry M. Stemler

Executive Officers Who Are Not Directors

      Set forth below is information about our executive officers who do not serve as directors, including their business experience for at least the past five years and their ages as of March 12, 2004. Officers of the Company are elected annually by the Board of Directors for a term of one year and until their successors are elected and qualify.

      George (Gray) Ball, age 64, is a Senior Vice President of the Company, a position he has held since 1998. He has been in the financial services industry for 36 years, and joined the Company on December 30, 1997. Mr. Ball served as Vice President, Commercial Loans, Regional Loan Manager for PNC Bank prior to joining the Company.

      Chris Bottorff, age 37, was appointed a Senior Vice President of the Company in August, 2002. He also serves as the President, of the Kentucky Market Banking Division of Community Bank of Southern Indiana. Mr. Bottorff served as the President of and was a director of Community Bank of Kentucky before the bank merged with Community Bank of Southern Indiana in 2003. Prior to joining the Company, Mr. Bottorff was a commercial banker with Fifth Third Bank from 1996 until 2002.

      Jeffrey Cash, age 42, was appointed Senior Vice President, Audit and Risk Management, in January, 2003. He has served as internal auditor for the Company since 2000 and served as Vice President, Retail for Community Bank from 1999 until his appointment as the Company's internal auditor, and as Vice President, Commercial Lending for Community Bank from 1997 until 1999.

      Kevin Cecil, age 49, a Senior Vice President of the Company, was appointed to that position in April, 2002. He is a director of Community Bank of Southern Indiana, having been elected in December, 2001 and also serves as the President of the Indiana Market Banking Division of Community Bank of Southern Indiana, a position that he has held since August, 2003, and Chief Executive Officer, a position that he has held since August, 2001. Mr. Cecil was employed by The Bank
- Oldham County from April, 2001 until August, 2001 as Executive Vice President and Senior Loan Officer, and by PNC Bank from January, 1977 until March, 2001 as Senior Vice President and Indiana Market Manager.

      Paul Chrisco, age 35, was appointed Senior Vice President, Chief Financial Officer in 2001. Previous to that time, he was Vice President, Chief Financial Officer of the Company from 2000 to 2001, Chief Accounting Officer from 1999 to 2000 and Controller from 1997 to 1999. He was employed as Controller at AmBank Indiana before joining the Company.

      Robert McIlvoy, age 43, is a Senior Vice President of the Company, a position he has held since December 2001, having previously served as Vice President, from April 2001 until December 2001. Prior to joining the Company, he was employed by Fifth Third Bank as an Assistant Vice President and Banking Center Manager from January, 2000 until March, 2001. He was employed by Technical Search and Recruiters as an executive recruiter from 1995 through 1999. Mr. McIlvoy served as a Vice President and Regional Manager at PNC Bank until his departure from there in 1995.

      M. Diane Murphy, age 54, is a Senior Vice President of the Company, a position she has held since 1996. She served as Vice President of Community Bank from 1989 until November, 1994, and as Senior Vice President of Community Bank from November, 1994 until April, 2000 when she also became the Chief Human Resources Officer. Ms. Murphy has been affiliated with Community Bank since 1967.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the directors, executive officers, and persons who own more than 10% of our Common Stock (currently there are no such persons) to file with the Company and the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. During 2003, the Company believes all report forms required by Section 16(a) were filed on a timely basis.

Stock Ownership by Directors and Executive Officers

      The following table shows, as of March 12, 2004, the amount of our Common Stock that is beneficially owned by the members of the Board of Directors and the executive officers of the Company named in the Summary Compensation Table on page 12 and by the directors and executive officers of the Company as a group. To our knowledge, no person was the beneficial owner of more than 5% of the issued and outstanding Common Stock as of that date.

                                                             Common Stock Beneficially
                              Name of Beneficial Owner     Owned as of March 12, 2004 (1)
                              -----------------------------------------------------------

                                         No.
                                   Currently Owned                       %

George M. Ballard                      6,295(2)                          *
Gordon L. Huncilman                    3,379(3)                          *
Robert J. Koetter, Sr.                58,280(4)                        2.44%
Gary L. Libs                          77,065(5)                        3.23%
Dale L. Orem                           3,418(6)                          *
James D. Rickard                      18,015(7)                          *
James W. Robinson                     53,600(8)                        2.25%
Timothy T. Shea                       88,345(9)                        3.70%
Kerry M. Stemler                      33,247(10)                       1.39%
Steven R. Stemler                      1,950(11)                         *
Kevin Cecil                            5,270(12)                         *
Christopher Bottorff                   4,365(13)                         *

Total of all directors and
executive officers as a
group (17) persons.                  402,317                          16.86%

----------

*     Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, a person is considered to beneficially own shares of Common Stock if he directly or indirectly has or shares voting power, which includes the power to vote or to direct the voting of the shares, or investment power, which includes the power to dispose or direct the disposition of the shares, or if he has the right to acquire the shares under options which are exercisable currently or within 60 days. Each person named in the above table has sole voting power and sole investment power with respect to the indicated shares unless otherwise noted. A person is considered to have shared voting and investment power over shares indicated as being owned by the spouse or the IRA of the spouse of that person.

(2)   Includes 585 shares held in Mr. Ballard's IRA.

(3) Includes 1,862 shares held in Mr. Huncilman's IRA, and 1,517 shares held in his spouse's IRA.

(4)   All of such shares are owned jointly by Mr. Koetter and his spouse.

(5)   Includes 15,817 shares owned jointly by Mr. Libs and his spouse.

(6) Includes 1,600 shares owned jointly by Mr. Orem and his spouse, 620 shares held in Mr. Orem's IRA.

(7) Includes 1,550 shares that are owned jointly by Mr. Rickard and his spouse, 965 shares held in the Company's ESOP on behalf of Mr. Rickard, and 15,500 shares Mr. Rickard has the right to acquire under vested stock options that Mr. Rickard has not exercised.

(8)   Includes 2,000 shares held in Mr. Robinson's IRA.

(9) Includes 14,601 shares owned jointly by Mr. Shea and his spouse, and 37,293 shares in the C. Thomas Young Family Trust, of which Mr. Shea serves as a co-trustee.

(10) Includes 22,900 shares owned jointly by Mr. Kerry M. Stemler and his spouse, 3,823 shares held in Mr. Stemler's IRA and 2,524 shares held in his spouse's IRA.

(11) All of such shares are owned jointly by Mr. Steven R. Stemler and his spouse.

(12) Includes 1,500 shares owned jointly by Mr. Cecil and his spouse, 270 shares held in the Company's ESOP on behalf of Mr. Cecil and 3,500 shares of vested stock options that Mr. Cecil has not exercised.

(13) Includes 123 shares held in the Company's ESOP on behalf of Mr. Bottorff, 126 shares held in the Company's ESOP on behalf of Mrs. Bottorff, 3,166 shares Mr. Bottorff has the right to acquire under vested stock options that Mr. Bottorff has not exercised, and 750 shares Mrs. Bottorff has the right to acquire under vested stock options that Mrs. Bottorff has not exercised.

Messrs. Libs, Robinson, and Shea serve as trustees of the Community Bank Shares of Indiana, Inc. Employee Stock Ownership Plan (ESOP). Under the ESOP, the trustees must vote all shares held in the ESOP which have been allocated to participating employees' accounts in accordance with the instructions of the participating employees, and allocated shares (36,318) for which employees do not give instructions, and unallocated shares (3,627), will be voted in the same ratio on any matter as to those shares for which instructions are given.

Report of the Compensation Committee

      The Compensation Committee of the board of directors has furnished the following report:

      The Compensation Committee's goal is to establish a compensation package, consisting of salary, bonus, stock options and other employee benefits. The total compensation has been designed to attract the most qualified talent, motivate them to reach their highest level of achievement, reward sustained superior performance, and retain those senior managers whose competencies are prerequisite to shareholder value appreciating over the long term. The Compensation Committee is also responsible for the awarding of stock grants and options under the Community Bank Shares of Indiana, Inc. Stock Incentive Plan, which was adopted in 1997. The Compensation Committee is also responsible for the awarding of the performance units under the Performance Units Plan which was approved at the 2003 Annual Stockholder's meeting. The Committee shall also be responsible for all administration of the plan as well. There were no performance units awarded in 2003.

      The Committee periodically reviews each component of the Company's executive compensation program to ensure that pay levels and incentive opportunities are competitive and that incentive opportunities are linked to Company performance targets such as: income, expenses, asset quality, operating margins, return on assets and return on equity. The Committee places significant weight on the recommendations of the Chief Executive Officer, as well as economic conditions and peer group compensation surveys to provide additional information to support the compensation planning process.

      Base salary levels are intended to be consistent with comparable financial institutions in the Company's peer group, subject to the Company's financial performance. The level of any salary increase is based upon an executive's job performance over the year in conjunction with Company goals of profitability and growth. Discretionary annual per-formance bonuses have been paid based upon the Company's financial performance in prior years and the executive's abilities and contributions to the Company's financial success. No bonuses were earned for calendar year 2003.

      Mr. Rickard's salary as Chief Executive Officer was determined and negotiated by the Compensation Committee at the time of his hiring. Based on overall performance, and not based on any measurement of corporate performance, Mr. Rickard's salary for calendar year 2003 was $220,000. Mr. Rickard did not receive any additional stock options nor a bonus during calendar year 2003.

                             COMPENSATION COMMITTEE
            Timothy T. Shea, Chairman         James W. Robinson, Vice Chairman
            Gary L. Libs                      Kerry M. Stemler

Executive Compensation

Summary Compensation Table

      The following table summarizes compensation information for the President and Chief Executive Officer of the Company and two of the Senior Vice Presidents of the Company.

                                                                 Long Term Compensation
                                                                         Awards
                                                                         ------
                                                                 Restricted       Shares        All Other
Name and                              Salary          Bonus     Stock Awards    Underlying     Compensation
Principal Position         Year         ($)            ($)          ($)         Options (#)        (1)
------------------------------------------------------------------------------------------------------------
James D. Rickard           2003       220,000          -0-                                         4,298
President and              2002       200,000          -0-                                         4,298
Chief Executive            2001       200,000        10,000                        4,000           4,298
Officer

Kevin J. Cecil             2003       103,000          -0-
Senior Vice                2002       102,349          -0-
President                  2001        33,553(2)       -0-                         4,000

Christopher Bottorff       2003       100,000        10,000(4)                     4,000
Senior Vice President      2002        36,246(3)

(1) The amount of "All Other Compensation" for Mr. Rickard represents: calendar year 2003, 2002, and 2001, life insurance and long-term disability premiums $3,755 and $543 respectively.

(2)   This salary was paid to Mr. Cecil from August through December, 2001.

(3)   This salary was paid to Mr. Bottorff from August through December, 2002.

(4)   Mr. Bottorff received a sign-on bonus paid in January, 2003.

      The following table provides information about the unexercised options held at December 31, 2003 by the executive officers named in the above summary compensation table. Mr. Rickard, Mr. Cecil and Mr. Bottorff did not exercise any options during 2003 and they did not hold or exercise stock appreciation rights ("SARS") during 2003. The value of the unexercised, in the money options is calculated based on the difference between the exercise prices ($13.50, $15.50 and $16.10 per share) and the price of the Common Stock as of December 31, 2003 as reported by the Nasdaq Small Cap Market automated quotation system ($22.20).

                          FISCAL YEAR-END OPTION VALUE

                            Number of Shares Underlying     Value of Unexercised In-the-Money
                           Unexercised Options at FY End           Options at FY End
  Name                       Exercisable/Unexercisable          Exercisable/Unexercisable

James D. Rickard                  15,000/1,000                      $124,500/$6,700
Kevin J. Cecil                     3,000/1,000                       $20,100/$6,700
Christopher Bottorff               2,666/1,333                       $16,263/$8,131

Compensation of Directors

      Each director of the Company, with the exception of James D. Rickard, receives compensation of $600 for attendance at each regularly scheduled meeting of the Board of Directors and $250 for attendance at any specially called board meeting or any meetings of a committee on which the director serves. Each director also receives fees in a like amount for attendance at any meetings of the boards of directors or committees of our subsidiary bank on which the director serves. The Chairman of the Board of the Company receives an additional fee of $1,000 per month. The Vice Chairman of the Board of the Company receives an additional fee of $200 per month.

      Timothy T. Shea, the Chairman of the Board of Directors, received chairman fees totaling $12,000 ($1,000 per month), committee fees in the amount of $1,500, and board fees totaling $21,850 for service as a director of the Company, our subsidiary bank, Community Bank of Kentucky prior to its merger with Community Bank, and the bank's Nelson County business development board. James W. Robinson, who serves as Vice Chairman of the Board of Directors, received $2,400 in fees as Vice Chairman of the board of Directors, committee fees in the amount of $1,000, and board fees totaling $14,650 for service as a director of the Company and of our subsidiary bank. Mr. Robinson, as Chairman of the Audit Committee of the Company, also receives $100 each time that the Audit Committee meets and he is in attendance at the meeting.

Defined Benefit Pension Plan

      The Company made available to all employees of the Company and its affiliates who had attained the age of 21 and completed one year of service with the Company or its affiliates, a defined benefit non-contributory pension plan. The plan was frozen effective August 31, 1997 and it was terminated for purposes of prospective eligibility. James D. Rickard, Kevin J. Cecil and Christopher Bottorff are not participants in this plan.

      The following table sets forth estimated annual benefits payable to a plan participant born in 1940, upon retirement at age 65 under the Company's Pension Plan based upon various levels of compensation and years of service.

                                Years of Service

Salary                  10          15          20          25          30

$ 20,000             $ 3,000     $ 4,500     $ 5,250     $ 6,000     $ 6,750

$ 30,000             $ 4,500     $ 6,750     $ 7,875     $ 9,000     $10,125

$ 50,000             $ 7,825     $11,738     $13,775     $15,813     $17,850

$ 75,000             $13,200     $19,800     $23,588     $27,375     $31,163

$100,000             $18,575     $27,863     $33,400     $38,938     $44,475

$150,000             $29,325     $43,988     $53,025     $62,063     $71,100

The indicated amounts in the above table assume that participants elect the normal retirement form of benefit. Also, the amounts do not reflect the minimum benefit that would affect only those participants who were in the plan before 1994 and whose earnings before 1994 exceeded $150,000.

      Benefits are generally payable under the Pension Plan upon retirement at age 65 based upon an average of an employee's five highest consecutive annual amounts of salary, subject to deduction for social security or other offset amounts. The Pension Plan provides for an early retirement option with reduced benefits for eligible participants who exceed 55 years of age. Employee benefits vest 100% after six years of service. Contributions in the amount of $125,000 were made for calendar year 2003.

      At the time of the acquisition, Community Bank of Kentucky participated in a multi-employer defined benefit plan which was fully funded, with no future funding by Community Bank of Kentucky. Future enrollment and benefit accruals under the defined benefit plan were frozen in calendar year 1998. Existing excess funding will be divided among and become a part of benefits to the eligible participants.

Employment and Retirement Agreements

      James D. Rickard Employment Agreement. The Company has an employment agreement, dated July 26, 2000 with James D. Rickard pursuant to which, beginning August 15, 2000, he is employed as our President and Chief Executive Officer. The employment agreement has an initial term of two years, and will be extended each year for an additional year on each annual anniversary of the date of the employment agreement such that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions.

      During the term of the employment agreement, Mr. Rickard is entitled to participate in and receive the benefits of any pension or other retirement benefit plan, profit sharing, stock option, employee stock ownership, or other plans, benefits and privileges given to employees and executives of the employer, including life, medical, dental and disability insurance coverage, to the extent commensurate with his then duties and responsibilities, as fixed by the Board of Directors.

      During the term of the agreement, we are required to obtain and maintain term life insurance for Mr. Rickard with a death benefit of a least two (2) times Mr. Rickard's base salary, up to a maximum benefit of $500,000, with such beneficiary as determined by Mr. Rickard.

      During the term of the agreement, we must also provide Mr. Rickard with additional coverage for supplemental long term disability insurance.

      We have the right, at any time upon prior notice of termination, to terminate Mr. Rickard's employment for any reason, including without limitation termination for cause, disability or retirement, and Mr. Rickard has the right, upon prior notice of termination, to terminate his employment for any reason.

      We may terminate our employment agreement with Mr. Rickard with or without cause. Mr. Rickard will be entitled to the following severance benefits under the employment agreement if, prior to a Change in Control of the Company, we terminate his employment agreement without cause, or he terminates his employment because we have materially breached the employment agreement and failed to cure the material breach within fifteen (15) days after we have received written notice of the breach: we will be required to pay to Mr. Rickard, in equal monthly installments beginning with the first business day of the month following the date of termination, a cash severance amount equal to the Base Salary which Mr. Rickard would have earned over the remaining term of his agreement as of his date of termination and continued participation in our group insurance, life insurance, health and accident and disability plans in which Mr. Rickard was entitled to participate in immediately prior to the date of termination. Should Mr. Rickard be prohibited by the terms of the plan or by the employer for legal or other bona fide reasons, or during such period any such plan, program or agreement is discontinued or the benefits thereunder are materially reduced for all employees, we will be required to arrange to provide Mr. Rickard with benefits substantially similar to those which Mr. Rickard would have received had his employment continued throughout such period to the extent such benefits can be provided at a commercially reasonable cost; otherwise we must pay Mr. Rickard that portion of the premiums or other costs of such plans allocable to Mr. Rickard in the year prior to the date of termination for the expiration of the remaining term of his employment contract or the date of his full-time employment by another employer.

      A Change in Control is generally defined in the employment agreement to have occurred if: (i) there is a change of control of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company occurs during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

      If a Change in Control occurs, we must pay Mr. Rickard in one lump sum payment an amount equal to three (3) times his Base Salary then in effect, and provide, at no cost to Mr. Rickard, for his continued participation in our group insurance, life insurance, health and accident and disability plans in which Mr. Rickard was entitled to participate in immediately prior to the Change in Control for a period pending, ending on the earlier of 36 months from the date of such Change in Control or the date Mr. Rickard is employed by another employer on a full-time basis and is entitled to substantially the same benefits. Similar arrangements as described above apply in the event Mr. Rickard is prohibited from such continued participation by the terms of the plan or by us for legal or other bona fide reasons, or during such period any such plan, program or agreement is discontinued or the benefits thereunder are materially reduced for all employees. If any such payment or benefits due

Mr. Rickard under the employment contract upon a Change in Control, either alone or together with such other payments and benefits that he is entitled to receive, would constitute a "parachute payment" under Section 280G of the Internal Revenue Code, the payments and benefits upon a Change in Control provided under the employment contract shall be reduced, in the manner determined by Mr. Rickard, by an amount, if any, which is necessary so that no portion of the payments and benefits under the employment contract shall be non-deductible by us under Section 280G of the Code and subject to excise tax under Section 4999 of the Code. The employment contract contains procedures on how the determination will be made as to whether such payments and benefits would result in such consequences under Sections 280G and 4999 of the Code as well as how disputes between us and Mr. Rickard regarding such determination shall be resolved.

      Dale Orem Employment Agreement. Mr. Orem retired from Community Bank of Southern Indiana in May, 2003. He serves in the capacity of Vice Chairman/Director on the Community Bank of Southern Indiana Board of Directors, as a Director on the Community Bank Shares of Indiana, Inc. Board of Directors, and as a consultant to each. Mr. Orem's consulting agreement, which is dated August 29, 2003, terminates on June 19, 2005. Mr. Orem receives $3,200 per month in consulting fees.

      Patrick J. Daily Employment Agreement. Mr. Daily resigned from his position with Community Bank of Southern Indiana and Community Bank Shares of Indiana, Inc. in August, 2003.

      Kevin J. Cecil Employment Agreement. We also have an employment agreement with Kevin J. Cecil, President of the Community Bank of Southern Indiana, Indiana Market Banking Division and Senior Vice President of Community Bank Shares of Indiana, Inc. Mr. Cecil's salary for calendar year 2003 was $103,000. Mr. Cecil's employment agreement was executed on the 22nd day of August, 2003, has an initial term of two years and shall extend each year for an additional year on each annual anniversary of the date of the agreement subject to the Board of Directors' approval.

      Under his employment agreement, Mr. Cecil will be entitled to the following payments and benefits in the event of a Change in Control. First, we will be required to pay Mr. Cecil in one lump sum payment, an amount equal to two (2) times each of (i) his Base Salary, (ii) his average yearly automobile allowance during the prior two (2) years, and (iii) his average yearly bonus compensation paid during the prior two (2) years, calculated as of the date of the Change of Control. Second, we will be required to provide to Mr. Cecil for his continued participation in all group insurance, life insurance, health and accident, and disability plans in which he was entitled to participate immediately prior to the Change in Control for a period of 24 months, or, if shorter, until the date Mr. Cecil is employed by another employer on a full time basis and is entitled to substantially the same benefits. If during this period Mr. Cecil's continued participation is prohibited by the terms of the plan or by us for legal or other bona fide reasons, or during such period any such plan, program or arrangement is discontinued or benefits are materially reduced for all employees, we will be required to make other arrangements for Mr. Cecil or, if that cannot be done at a commercially reasonable cost, to pay Mr. Cecil that portion of the premiums or other costs of such plans allocable to him in the year prior to his termination. If these payments and benefits due Mr. Cecil under his employment agreement upon a Change in Control, either alone or together with other payments and benefits which he has the right to receive from the Company, would constitute a "parachute payment" under Section 280G of the Code, they will be reduced in the manner determined by him, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits under the employment agreement would be non-deductible by us pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code. The employment agreement contains procedures on how the determination will be made as to whether such payments and benefits would result in consequences under sections 280G and 4999 of the Code as well as how disputes between us and Mr. Cecil regarding such determination will be resolved.

      Christopher Bottorff Employment Agreement. We also have an employment agreement with Christopher Bottorff, President of Community Bank of Southern Indiana's Kentucky Market Banking Division and Senior Vice President of Community Bank Shares of Indiana, Inc. Mr. Bottorff's salary for calendar year 2003 was $100,000. Mr. Bottorff's employment agreement was executed on the 28th day of August, 2002, for two years and shall extend each year for an additional year on each annual anniversary of the date of the agreement subject to the Board of Directors' approval.

      Under his employment agreement, Mr. Bottorff will be entitled to the following payments and benefits in the event of a Change in Control: First, we will be required to pay Mr. Bottorff in one lump sum payment an amount equal to two (2) times each of (i) his Base Salary, (ii) his average yearly automobile allowance during the prior two (2) years, and (iii) his average yearly bonus compensation paid during the prior two (2) years, calculated as of the date of the Change of Control. Second, we will be required to provide at no cost to Mr. Bottorff, for his continued participation in all group insurance, life insurance, health and accident, and disability plans in which he was entitled to participate immediately prior to the Change in Control for a period of 24 months, or, if shorter, until the date Mr. Bottorff is employed by another employer on a full time basis and is entitled to substantially the same benefits. If during this period Mr. Bottorff's continued participation is prohibited by the terms of the plan or by us for legal or other bona fide reasons, or during such period any such plan, program or arrangement is discontinued or benefits are materially reduced for all employees, we will be required to make other arrangements for Mr. Bottorff or, if that cannot be done at a commercially reasonable cost, to pay Mr. Bottorff that portion of the premiums or other costs of such plans allocable to him in the year prior to his termination. If these payments and benefits due Mr. Bottorff under his employment agreement upon a Change in Control, either alone or together with other payments and benefits which he has the right to receive from the Company, would constitute a "parachute payment" under Section 280G of the Code, they will be reduced, in the manner determined by him, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits under the employment agreement would be nondeductible by us pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code. The employment agreement contains procedures on how the determination will be made as to whether such payments and benefits would result in consequences under sections 280G and 4999 of the Code as well as how disputes between us and Mr. Bottorff regarding such determination will be resolved.

      Retirement Agreements. Robert E. Yates, Chief Executive Officer of the Company, Community Bank, and Heritage Bank, retired effective May 26, 1998. His Retirement Agreement with the Company expired in June, 2003.

      J. Robert Ellnor III, Senior Vice President of the Company retired effective January 1, 1998. Mr. Ellnor entered into a Retirement Agreement with the Company pursuant to which he receives compensation in the amount of $666 per month or $7,992 annually for life, upon J. Robert Ellnor's death, and if his wife survives him, this monthly payment shall be paid to Mrs. Ellnor until her death.

      In 1998 the Company entered into, with Al Bowling, retired CEO of Community Bank of Kentucky, upon acquisition of Community Bank of Kentucky, a supplemental retirement plan with a ten (10) year term and a monthly benefit in the amount of $822, or $9,864 annually, and a director's retirement agreement with a ten (10) year term and a monthly benefit of $700 or $8,400 annually.

      A director's retirement agreement with a ten (10) year term and monthly benefit of $700 or $8,400 annually is paid to the following Community Bank of Kentucky retired directors: effective August 1, 1999 to John S. Tharp, effective January, 2000 to Robert C. Hurst, and effective November 1, 2001 to Thomas Paul Barnes. John S. Tharp, died in February, 2002 and Thomas Paul Barnes, died in August, 2003, their widows will receive the remaining monthly benefit under this retirement agreement.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      No members of the Compensation Committee received any fees (other than board and committee fees) totaling $60,000 or more during 2003. The Company anticipates paying KM Stemler Co., Inc. $190,000 in 2004 for construction work that is being done to finish the third floor of the Company's headquarters building. Kerry M. Stemler, a director of the Company and Community Bank, is the owner of KM Stemler Co., Inc., a construction firm.

      In addition, as discussed in the following paragraph, directors of the Company, including the members of the Compensation Committee (James W. Robinson, Timothy T. Shea, Kerry M. Stemler, and Gary L. Libs), have loans, that were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectivity or present other unfavorable features.

Indebtedness of Management

      During 2003 some of the directors and officers of the Company, and other persons and entities with which they are affiliated, were customers of, and had in the ordinary course of business banking transactions with, the Company's subsidiary bank. All loans included in such transactions were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2003, 19 of the Company or its banking subsidiary's directors and executive officers and their related parties had a year end outstanding aggregate loan balance that exceeded $60,000 in total, which amounted to $25,957,573 in the aggregate.

All such loans were in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.

Other Transactions with Management and Related Parties

      From time to time in the ordinary course of business, the Company and its subsidiaries engage in transactions with or acquire goods or services from directors and companies they control. The Company intends that all transactions between the Company, its affiliates, and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons. All transactions between the Company, its affiliates, and its executive officers, directors, and their related interests will be reviewed by the Audit Committee prior to the service being performed or the goods being purchased to insure that no conflict of interest exists.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

      On the recommendation of the Audit Committee, the board of directors of the Company determined to engage Crowe Chizek and Company LLC as its independent auditors for the fiscal year ending December 31, 2004 and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. Crowe Chizek and Company LLC served as the Company's independent auditors for the years ended December 31, 2003, 2002 and 2001.

      The report of Crowe Chizek and Company LLC for the years ended December 31, 2003, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2003, 2002, and 2001, and from the period from December 31, 2003 to March 1, 2004, there were no disagreements between the Company and Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      Article X of the Company's by-laws states that the independent auditors will be appointed by the Board of Directors, with the appointment subject to annual ratification by the stockholders. The Board of Directors and the Audit Committee of the Board of Directors will reconsider that appointment if it is not ratified by the stockholders. The appointment will be deemed ratified if votes cast in its favor exceed votes cast against it. Abstentions will not be counted as votes cast either for or against the proposal.

      The Company has been advised by Crowe Chizek and Company LLC that neither that firm or any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Crowe Chizek and Company LLC will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

      The Board of Directors recommends that you vote FOR the ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for the fiscal year ending December 31, 2004.

Audit Fees

      The aggregate fees incurred for professional services rendered by Crowe Chizek and Company LLC for the audit of Company's annual financial statements for fiscal years ended December 31, 2003 and 2002 were $82,800 and $82,800, respectively.

Audit Related Fees

      The aggregate fees incurred for professional services rendered for audit related services by Crowe Chizek and Company LLC for the fiscal years ending December 31, 2003 and 2002 were $5,063 and $5,945, respectively. The services related to the Federal Home Loan Bank, minimum pension liability, swap accounting, and Form S-8 filing.

Tax Fees

      The aggregate fees incurred for professional services rendered for tax related services by Crowe Chizek and Company LLC for the fiscal years ending December 31, 2003 and 2002 were $15,550 and $81,130, respectively. Services for both periods related to tax return preparation, various tax consultations involving a non-Indiana subsidiary and tax credit opportunities and other general tax matters.

All Other Fees

      The aggregate fees incurred for services rendered by Crowe Chizek and Company LLC to the Company, other than the services described above under "Audit Fees", "Audit Related Fees" and "Tax Fees", for the fiscal years ending December 31, 2003 and 2002 were $0 and $370, respectively, for consultations for general business matters. The Audit Committee believes that Crowe Chizek and Company LLC does maintain its independence while providing these other services to the Company.

      The Audit Committee is responsible for appointing, setting compensation and overseeing the work performed by the Company's independent auditor. The Audit Committee has adopted policies regarding the use of the independent auditor for permissible non-audit services. These policies are set out in Appendix B to this proxy statement. Preapproval may be granted by action of the full Audit Committee or by the Audit Committee Chair or Co-Chair, under delegated authority.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

      Our next annual meeting of stockholders is currently scheduled to be held in May, 2005. Under the rules of the Securities and Exchange Commission, any proposal a stockholder seeks to have included in the proxy materials of the Company relating to the next Annual Meeting of Stockholders must be received at our principal executive offices, 101 West Spring St., New Albany, Indiana 47150,
ATTENTION: Pamela P. Echols, Secretary, no later than December 13, 2004. It is urged that any such proposals be sent certified mail, return receipt requested.

      Our Articles of Incorporation contain prior notice requirements for stockholder proposals and nominations.

Stockholders' Proposals

      Stockholder proposals which are not included in the Company's proxy materials may be brought before an annual meeting of stockholders only if the stockholder complies with the notice requirements contained in Article IX.C of the Company's Articles of Incorporation. Under these notice requirements, the stockholder must provide timely written notice of the proposal to the Secretary of the Company. To be timely, the stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting. Information that must be included in a stockholder's notice regarding a director nomination is discussed below under the heading "Stockholders' Nominations." With respect to other matters, a stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting:

      o a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

      o the name and address, as they appear on the Company's books, of the stockholder proposing such business,

      o the name and address of any other stockholders known by such stockholder to be supporting such proposal (to the extent known),

      o the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and

      o any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

To be considered at the next annual meeting of stockholders, a stockholder proposal must be submitted in writing by February 11, 2005. Any proposal submitted after that date will be considered untimely. It will not be properly brought before the meeting and, if raised at the meeting, management proxies would be allowed to use their discretionary voting authority to vote on the proposal even though there is no discussion of the proposal in the Company's proxy statement.

Stockholders' Nominations

      A stockholder must comply with the notice requirements in Article VII.D. of our Articles of Incorporation to nominate a candidate for election as a director who is not a nominee of our Board of Directors. Under this Article, the stockholder must provide timely written notice of the nomination to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no less than (i) with respect to an annual meeting of stockholders, 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting; and (ii) with respect to a special meeting of stockholders at which directors will be elected, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

      Each written notice of a stockholder nomination must set forth:

      (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director

            o the name, age, business address and residence address of the proposed nominee,

            o the principal occupation or employment of the proposed nominee,

            o the class and number of shares of Company stock which are beneficially owned by the proposed nominee on the date of such stockholder notice, and

            o any other information relating to the proposed nominee that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including, but not limited to, information required to be disclosed by Items 4, 5, 6 and 7 of Schedule 14A and information which would be required to be filed on Schedule 14B with the Securities and Exchange Commission; and

      (2)   as to the stockholder giving the notice

            o the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, and

            o the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

The Board of Directors may refuse to acknowledge the nomination of any person not made in compliance with the procedures in our Articles of Incorporation.

      The deadline for submitting notice of a nomination by a stockholder of a candidate for election as a director at the next annual meeting of stockholders is February 11, 2005.

                                  ANNUAL REPORT

      A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2003, which includes the Community Bank Shares Annual Report, on Form 10-K for fiscal year 2003 filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, accompanies this proxy statement. Such Annual Report and Form 10K are not a part of the proxy solicitation materials.

                                  OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

Multiple Stockholders Sharing the Same Address

      In December 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

      This year, one or more brokers with accountholders who are stockholders of the Company will be "householding" our proxy materials, and beginning in 2005, the Company may also decide to "household" our proxy materials, as well as our annual report to stockholders. A single Proxy Statement, as well as our annual report to stockholders, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker, or the Company, if we chose to "household", that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement as well as our annual report to stockholders, please notify your broker or direct your written request to Community Bank Shares, Pamela P. Echols, Corporate Secretary,
P. O. Box 939, New Albany, Indiana 47150, or contact Ms. Echols at (812) 981-7373. If your broker is not currently "householding" (i.e., you received multiple copies of the Company's Proxy Statement as well as our annual report to stockholders), and you would like to request delivery of a single copy, you should contact your broker.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

      The following graph sets forth the Company's cumulative stockholder return (assuming reinvestment of dividends) as compared to the Standard and Poor's 500, the Russell 2000, the Nasdaq Financial Index, the SNL $250,000,000 - $500,000,000 Bank Index, and the SNL $500,000,000 - $1,000,000,000 Bank Index
over a five-year period beginning December 31, 1998.

                     Community Bank Shares of Indiana, Inc.

                              [LINE GRAPH OMITTED]

                                                                    Period Ending
                                         ---------------------------------------------------------------------
Index                                    12/31/98    12/31/99    12/31/00     12/31/01    12/31/02    12/31/03
--------------------------------------------------------------------------------------------------------------
Community Bank Shares of Indiana, Inc.    100.00      130.06      106.39       134.15      135.88      204.37
S&P 500*                                  100.00      121.11      110.34        97.32       75.75       97.40
Russell 2000                              100.00      121.26      117.59       120.52       95.83      141.11
NASDAQ Financial Index*                   100.00       99.34      107.40       117.96      121.48      164.30
SNL $250M-$500M Bank Index                100.00       93.03       89.58       127.27      164.11      237.11
SNL $500M-$1B Bank Index                  100.00       92.57       88.60       114.95      146.76      211.62

Last year we used S&P 500, NASDAQ Financial Index, and SNL $250M-$500M Bank Index for this comparison. We have selected S&P 500, Russell 2000 and the SNL $500M-$1B Bank Index as the indices for the comparison this year. We are replacing the NASDAQ Financial Index with the Russell 2000, because we have been informed that the NASDAQ Financial Index may not be available to us going forward; and we are replacing SNL $250M-$500M Bank Index with the SNL $500M-$1B Bank Index because our total assets now exceed $500 million. Information for both the newly selected indices and those used in the proxy statement of our 2003 Annual Meeting of Stockholders is presented above.

                                                                      APPENDIX A

                         CHARTER FOR THE AUDIT COMMITTEE
                    OF COMMUNITY BANK SHARES OF INDIANA, INC.
             As approved by the Board of Directors on March 8, 2004

AUTHORITY & MEMBERSHIP

      The Audit Committee is a standing committee of the Board of Directors of Community Bank Shares of Indiana, Inc. (the Company) established to assist the Board in fulfilling the Board's responsibilities relating to the Company's financial reporting and the oversight of the Company's internal operating controls and the review of potential conflict of interest situations. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements, to pre-approve all related party transactions, and to carry out such other projects as directed by the Board of Directors.

      The Audit Committee has the authority to take the actions it determines necessary or appropriate in order to carry out its duties and responsibilities, including the authority to engage independent counsel and other advisers.

      The Audit Committee shall consist of not less than three directors, one of whom shall be designated as chairman. The members of the committee shall be appointed by the Board of Directors for a term of one year or until their successors are duly elected and qualified by the Board. Members of the committee are eligible for reappointment at the will of the Board. Each member of the committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the committee must have the experience or background that results in the member's financial sophistication, as required by the NASDAQ Marketplace Rules.

      All members of the Audit Committee shall be independent directors. An independent director is free from any relationship that could influence his or her judgment as a committee member. Applicable laws, regulations and NASDAQ Marketplace Rules will be followed in evaluating a member's independence. When independence is impaired, the director must notify the Board immediately and excuse himself from decisions that might be influenced by that relationship. If a member cannot fulfill his or her responsibilities as a committee member, he or she must resign the committee membership.

RESPONSIBILITIES

      The specific responsibilities of the Audit Committee in connection with the Company's financial reporting, corporate governance, internal control and other special projects directed by the Board of Directors are delineated in the checklist at the end of this charter.

      The Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm (independent auditor) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The committee shall also be responsible for arbitrating and resolving disputes between management and the independent auditor concerning the Company's financial reporting.

      All auditing services provided to the Company by the Company's independent auditor must be approved in advance by the Audit Committee, and any non-audit services provided to the Company by the Company's independent auditor must be pre-approved by the committee, unless pre-approval is waived because they fall within the de minimus exception established by Sarbanes-Oxley Act of 2002 and applicable rules.

      The Audit Committee must take, or make recommendations to the Board to take, appropriate action to oversee the independence of the independent auditor.

      The Audit Committee also must establish procedures for

      > the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters and

      > the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      The committee shall review and reassess the adequacy of this charter annually and propose any recommended changes to the Board.

      In carrying out its oversight responsibilities, the Audit Committee relies on the expertise and knowledge of management, the internal auditor and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company's financial statements. It is not the duty of the committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.

COMMUNICATIONS AND REPORTING

      The Company's independent auditor and internal auditor will report directly to the Audit Committee. The committee must obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and must actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

      The Audit Committee shall have unrestricted access to Company personnel and documents.

      The Audit Committee will report its activities to the Board on a regular basis. The committee also must prepare any Audit Committee report required to be included in the Company's proxy statement under applicable rules.

RESOURCES

      The Audit Committee will be given the resources necessary to discharge its responsibilities. Audit committee members will receive expense reimbursement for continuing education. The Company will provide the committee the funding the committee determines appropriate for the purpose of compensating the Company's independent auditor, compensating any advisers employed by the committee, and paying ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties.

PROCEDURES

      The Audit Committee will meet on a regular basis and call special meetings as required. At a minimum, the committee shall meet at least four times a year, and more frequently as needs require. These meetings may include the outside auditors, members of the internal audit group, and other invited parties as necessary for the conduct of the committee's responsibilities. The committee may delegate to one or more designated committee members the authority to grant pre-approvals of auditing and non-audit services to the Company by the Company's independent auditor. Decisions to pre-approve an activity made under delegated authority shall be presented to the full Audit Committee at each of its scheduled meetings.

AUDIT COMMITTEE CHECKLIST

1.    Financial Reporting

      A.    Oversee and contract the external financial audit, including:

            o     Independent auditor engagement letters.

            o     Estimated fees.

            o     Timing of independent auditor's visits.

            o     Coordination with internal auditing.

            o     Monitoring of audit results.

            o Rotation of independent auditor's audit partner(s) as required by applicable rules.

            o     Review of independent auditor's performance and independence.

            o     Review of nonaudit professional services.

      B. Review accounting policies and policy decisions. Review critical accounting policies and practices with independent auditor.

      C.    Review the financial statements in a timely manner, including:

            o     Interim financial statements.

            o Annual financial statements, auditor's opinion and management letters.

            o Other reports requiring approval by the Board before submission to the Securities and Exchange Commission or other government agencies.

      D. Review the management's discussion and analysis section of the annual report, SEC Form 10-K and SEC Form 10-Q with senior operating management.

      E. Inquire of management and the independent auditors if there were any significant reporting or operations issues affecting the financial statements that were discussed during the accounting period and, if so, how they were resolved as well as any alterative accounting treatments related to material items that were discussed between management and the independent auditor.

      F. Inquire about the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

      G. Require management to notify the committee of issues where a second opinion from an independent auditor is sought.

      H. Review the letter of management representations given to the independent auditors and inquire whether any difficulties were encountered in obtaining the letter.

      I. Arrange for periodic reports from management, the independent auditor and the internal auditor to assess the impact of significant regulatory changes and accounting or reporting developments proposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Public Company Accounting Oversight Board or any other applicable regulatory body of any other significant matters that may affect the Company.

2.    Corporate Governance

      A. Review corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

      B. Review current and pending litigation or regulatory proceedings bearing on corporate governance in which the corporation is a party.

      C. Monitor compliance with the Company's Conflict of Interest policy. Review significant cases of employee conflict of interest, misconduct, or fraud, as required. Approve all related party transactions.

      D. Confirm the independence of the independent auditor and the internal auditor, including the review and pre-approval of any audit or non-audit services to be provided by the independent auditor.

      E.    Oversight of the internal audit activities:

            o Require the internal audit department to report annually on the scope of reviews of corporate governance and any significant findings.

            o Review and approve the internal audit policy that explains the functional and organization framework for providing services to management and to the Audit Committee. This review includes the purpose, responsibility, authority and reporting relationships of the internal audit function.

            o Review, approve and have veto power over management's appointment, replacement, reassignment or termination of the Company's Director of Internal Auditing.

      F. Meet as necessary with the Company's general and/or outside counsel to discuss legal matters that may have significant impact on the Company.

3.    Internal Controls

      A. Review, access and monitor the Company's program for evaluation of business risk and of effective internal controls. This program should assure all aspects of procedures and controls, including but not limited to, information systems, data integrity, data security, asset safeguards, fraud and the effective and efficient use of Company resources.

      B. Discuss the Company's program for the internal auditor and the independent auditor.

      C. Meet privately with the independent auditor and the Director of Internal Audit to discuss pertinent matters, including quality of management, financial, accounting and internal audit personnel, and to determine if any restrictions have been placed by management on the scope of their examination or if there are other matters that should be discussed with the Audit Committee.

      D. Review different aspects of the Company on a planned basis to ensure a general understanding of the operations and functional areas of the organization.

      E. Review, in detail, the management letters on internal controls prepared by the independent auditors and internal auditors.

      F. Review, in detail, the management responses to management letters of the independent auditors and internal auditors.

      G. Review, in detail, management's assessment of the Company's internal controls and the independent auditor's report on such assessment.

      H. Oversee special investigations into significant matters brought to the Audit Committee's attention within the scope of its duties.

4.    Special projects as directed by the Board

      Direct special projects appointed to its attention by the Board of Directors.

                                                                      APPENDIX B

                        COMMUNITY BANK SHARES OF INDIANA
            PREAPPROVAL POLICY ON USE OF INDEPENDENT AUDITOR FOR NON-
                                 AUDIT SERVICES

Introduction

The Sarbanes/Oxley Act ("Act") and related Securities and Exchange Commission Rule "Strengthening the Commission's Requirements Regarding Auditor Independence" establish strict guidelines for the use of our external auditor for any purpose other than the audit (audit services would include all services performed to comply with the audit, service in connection with statutory and regulatory filings such as comfort letter, statutory audit, attest services, consents and review of quarterly information and procedures required in connection with SEC filings). As Community Bank is an insured institution with $500 million or more in total assets OR has registered securities subject to 335 of the FDIC regulations, our external auditor must meet the independence requirements and interpretations of the SEC and its staff.

Audit Committee has established this policy regarding the use of external auditors for non-audit services as follows: 1) the Company will not use the outside auditor for any of the nine service areas defined as incompatible services under the Act, 2) the Audit Committee will not engage the outside auditor to perform any services unless the Audit Committee, acting as the full Committee or through a designee, concludes that the service, and the extent of the engagement, are designed in a way that ensure the independence of the audit.

This policy outlines the circumstances under which the Company may engage the independent auditor.

Purpose

The purpose of this policy is to allow the Company to utilize the independent auditor to provide non-audit services when management and the Audit Committee conclude that such an arrangement does not impair the independence of the auditor in fact or appearance.

Criteria

The Company endorses the criteria established by the Act and related SEC Rule. All of the following must be met in order for the Company to engage the external auditor to provide non-audit services.

Required by the Act:

o By performing this service the auditor cannot be placed in the position of auditing their own work (such as performing actuarial services);

o In performing this service the auditor cannot function as part of management or as an employee (such as recruiting or designing employee benefit plans);

o The auditor cannot act as an advocate of the client (such as providing legal or expert services);

o The auditor cannot be a promoter of the Company's stock or financial interests.

o The auditor cannot perform any of the following services explicitly prohibited by the Act and SEC Rule:

            1. Bookkeeping or other services related to the accounting records or financial statements of the audit client

            2.    Financial Information Systems Design and Implementation

            3. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

            4.    Actuarial services

            5.    Internal audit outsourcing services

            6.    Management functions or human resources

            7. Broker or dealer, investment adviser, or investment banking services

            8.    Legal services

            9.    Expert services unrelated to the audit

      Audit Committee Designee

      The Sarbanes-Oxley Act of 2002 authorizes the audit committee to delegate(1) pre-approval to one or more audit committee members who are independent directors of the board of directors. Any such designation will be duly noted in the audit committee minutes.

This policy has been adopted by the Audit Committee on the _____ of __________, 2004.

      AUDIT COMMITTEE:

By:     ______________________________________

Date:   _________________________

----------
(1) Title II, Section 202, (i) (3) DELEGATION AUTHORITY- The audit committee of an issuer may delegate to one or more designated members of the audit committee who are independent directors of the board of directors, the authority to grant preapprovals required by this subsection. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full audit committee at each of its scheduled meetings.

Inclusion in the Minutes

      Audit Committee Designee

      The Sarbanes-Oxley Act of 2002 authorizes the audit committee to delegate pre-approval to one or more audit committee members who are independent directors of the board of directors. The audit committee hereby designates anyone of the following individuals to serve in that capacity:

         Audit Committee Chair and independent Director: _______________________

         Audit Committee Vice Chair and independent Director: __________________

Pre-approval of Non-Audit Services by External Auditor

______________, a member of the Audit Committee and an independent Board member, reviewed and approved on ___________, _____, 200__, a non-audit service to be provided to the Company in advance of Crowe Chizek's performance of the services. A record of this approval is made by inclusion in these audit committee minutes. Pursuant to Section 202 of the Sarbanes-Oxley Act of 2002, the Company's Audit Committee hereby notes such approval by the audit committee's appointed designee.

|X| PLEASE MARK VOTES                                       REVOCABLE PROXY
    AS IN THIS EXAMPLE                           COMMUNITY BANK SHARES OF INDIANA, INC.
                                                                                                                      With- For All
    ANNUAL MEETING OF STOCKHOLDERS                                                                               For  hold  Except
             MAY 18, 2004                                          1.  The election as directors of all nominees |_|   |_|    |_|
                                                                       listed below (except as marked to the
                                                                       contrary below):

   The undersigned hereby appoints Timothy T. Shea or
James D. Rickard or their designee with full powers of                 Nominees for three-year terms expiring in 2007:
substitution to act, as attorneys and proxies for the                  Gary L. Libs and Kerry M. Stemler
undersigned, to vote all shares of Common Stock of
Community Bank Shares of Indiana, Inc., which the                  INSTRUCTION: To withhold authority to vote for any
undersigned is entitled to vote at the Annual Meeting              individual nominee, mark "For All Except" and
of Stockholders ("Meeting") to be held at the Koetter              write that nominee's name in the space provided
Woodworking Forest Discovery Center, located in                    below.
Starlight, Indiana, on May 18, 2004 at 1:00 p.m. and at
any and all adjournments thereof, as follows:
                                                                    ---------------------------------------------------------------
                                                                                                                 For Against Abtain
                                                                    2.  The ratification of the appointment of   |_|   |_|     |_|
                                                                        Crowe Chizek and Company, LLC as
                                                                        auditors for the fiscal year ending
                                                                        December 31, 2004

                                                                    PLEASE CHECK BOX IF YOU PLAN TO ATTEND ----> |_|
                                                                    THE MEETING.

                                                                    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF
                                                                    NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY
                                                                    WILL BE VOTED FOR EACH OF THE PROPOSITIONS
                                                                    STATED ABOVE. IF ANY OTHER BUSINESS IS
                                                                    PRESENTED AT SUCH MEETING, THIS PROXY WILL
                                               ----------------     BE VOTED BY THOSE NAMED IN THIS PROXY IN
          Please be sure to sign and date      Date           |     THEIR BEST JUDGEMENT. AT THE PRESENT TIME,
           this Proxy in the box below.                       |     THE BOARD OF DIRECTORS KNOWS OF NO OTHER
                                                              |     BUSINESS TO BE PRESENTED AT THE MEETING.
---------------------------------------------------------------
|                                                             |           When signing as attorney, executor,
|                                                             |     administrator trustee, or guardian, please give
|                                                             |     your full title. If shares are held jointly, each
|                                                             |     holder should sign.
----Shareholder sign above-----Co-holder (if any) sign above---

--------------------------------------------------------------------------------
^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                     COMMUNITY BANK SHARES OF INDIANA, INC.

--------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Community Bank Shares of Indiana, Inc., at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Community Bank Shares of Indiana, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

      The above signed acknowledges receipt from Community Bank Shares of Indiana, Inc., prior to the execution of this proxy of notice of the Meeting, a proxy statement dated April 12, 2004, and audited financial statements.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------

---------------------------------------

---------------------------------------

|X| PLEASE MARK VOTES                                       REVOCABLE PROXY
    AS IN THIS EXAMPLE                           COMMUNITY BANK SHARES OF INDIANA, INC.
                                                                                                                      With- For All
    ANNUAL MEETING OF STOCKHOLDERS                                                                                For  hold  Except
             MAY 18, 2004                                          1.   The election as directors of all nominees |_|   |_|    |_|
                                                                        listed below (except as marked to the
                                                                        contrary below):

   The undersigned hereby appoints Timothy T. Shea or         E        Nominees for three-year terms expiring in 2007:
James D. Rickard or their designee with full powers of                 Gary L. Libs and Kerry M. Stemler
substitution to act, as attorneys and proxies for the         S
undersigned, to vote all shares of Common Stock of                 INSTRUCTION: To withhold authority to vote for any
Community Bank Shares of Indiana, Inc., which the             O    individual nominee, mark "For All Except" and
undersigned is entitled to vote at the Annual Meeting              write that nominee's name in the space provided
of Stockholders ("Meeting") to be held at the Koetter         P    below.
Woodworking Forest Discovery Center, located in
Starlight, Indiana, on May 18, 2004 at 1:00 p.m. and at
any and all adjournments thereof, as follows:
                                                                    ---------------------------------------------------------------
                                                                                                                 For Against Abtain
                                                                    2.  The ratification of the appointment of   |_|   |_|     |_|
                                                                        Crowe Chizek and Company, LLC as
                                                                        auditors for the fiscal year ending
                                                                        December 31, 2004

                                                                    PLEASE CHECK BOX IF YOU PLAN TO ATTEND ----> |_|
                                                                    THE MEETING.

                                                                    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF
                                                                    NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY
                                                                    WILL BE VOTED FOR EACH OF THE PROPOSITIONS
                                                                    STATED ABOVE. IF ANY OTHER BUSINESS IS
                                                                    PRESENTED AT SUCH MEETING, THIS PROXY WILL
                                               ----------------     BE VOTED BY THOSE NAMED IN THIS PROXY IN
          Please be sure to sign and date      Date           |     THEIR BEST JUDGEMENT. AT THE PRESENT TIME,
           this Proxy in the box below.                       |     THE BOARD OF DIRECTORS KNOWS OF NO OTHER
                                                              |     BUSINESS TO BE PRESENTED AT THE MEETING.
---------------------------------------------------------------
|                                                             |           When signing as attorney, executor,
|                                                             |     administrator trustee, or guardian, please give
|                                                             |     your full title. If shares are held jointly, each
|                                                             |     holder should sign.
----Shareholder sign above-----Co-holder (if any) sign above---

--------------------------------------------------------------------------------
^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                     COMMUNITY BANK SHARES OF INDIANA, INC.

--------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Community Bank Shares of Indiana, Inc., at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Community Bank Shares of Indiana, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

      The above signed acknowledges receipt from Community Bank Shares of Indiana, Inc., prior to the execution of this proxy of notice of the Meeting, a proxy statement dated April 12, 2004, and audited financial statements.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------

---------------------------------------

---------------------------------------